Exhibit 99.1

CERTIFICATION OF ECHELON CORPORATION CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, M. Kenneth Oshman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Echelon Corporation on Form 10-Q for the quarterly period ended March 31, 2003 (“the 10-Q Report”):

(a)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date:	May 15, 2003	By:	/s/ M. KENNETH OSHMAN
M. Kenneth Oshman, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)